Exhibit 10.58

Compensation Committee

Virgin Media Inc.

909 Third Avenue, Suite 2863

New York, New York 10022

8 December 2010

Mr. Neil Berkett

Chief Executive Officer

c/o Virgin Media Inc.

Media House

Bartley Wood Business Park

Hook, Hampshire RG27 9UP

Dear Neil,

This letter sets out the Compensation Committee’s decisions in respect of changes to your compensation for 2011.

The Committee has determined to increase your salary from £650,000 to £750,000 with effect from 1 January 2011. All other terms and conditions remain unchanged.

Congratulations! We very much appreciate your amazing contribution to the Company and look forward to continuing the journey with you in the coming years.

Sincerely,

/s/ Charles Allen

Charles Allen
Chairman, Compensation Committee

Virgin Media Limited, 160 Great Portland Street, London W1W 5QA. Registered in England and Wales (company no. 2591237 19/02/2011

AGREED & ACCEPTED:

/s/ Neil Berkett
Neil Berkett
Dated: 8 December 2010

Virgin Media Limited, 160 Great Portland Street, London W1W 5QA. Registered in England and Wales (company no. 2591237 19/02/2011